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                                                                      Exhibit 24

                               Power of Attorney
                      Registration Statements on Form S-8

                 KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors and officers of The Washington Post Company, a Delaware corporation (hereinafter called the "Company"), hereby constitutes and appoints KATHARINE GRAHAM, DONALD E. GRAHAM, ALAN G. SPOON and JOHN B. MORSE, JR., and each of them, his or her true and lawful attorneys-in-fact and agents with full power to act without the others and with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements on Form S-8, and any and all amendments thereto, required to be filed under the provisions of the Securities Act of 1933, as amended, for the registration under said Act of shares of the Company's Class B Common Stock, par value $1 per share, reserved for issuance under its Stock Option Plan adopted in 1971, as amended, with power where appropriate to affix the corporate seal of the Company thereto and to attest said seal, and to file each Registration Statement and amendment so signed, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
                 Dated:  March 10, 1994.

   /S/ Donald E. Graham                               /S/ Ralph E. Gomory
- ---------------------------------                  ----------------------------------
Donald E. Graham, Chairman of the                  Ralph E. Gomory, Director
Board and Chief Executive Officer
(Principal Executive Officer)
and Director

   /S/ Alan G. Spoon                                  /S/ Nicholas deB. Katzenbach
- ---------------------------------                  -----------------------------------
Alan G. Spoon, President, and                      Nicholas deB. Katzenbach, Director
Chief Operating Officer and
Director

   /S/ Katharine Graham                               /S/ Donald R. Keough
- ---------------------------------                  -----------------------------------
Katharine Graham, Chairman of the                  Donald R. Keough, Director
Executive Committee of the Board
and Director

   /S/ John B. Morse                                  /S/ Anthony J.F. O'Reilly
- ---------------------------------                  -----------------------------------
John B. Morse, Jr., Vice President-                Anthony J.F. O'Reilly, Director
Finance (Principal Financial and
Accounting Officer)

   /S/ Benjamin C. Bradlee                            /S/ Barbara Scott Preiskel
- ---------------------------------                  -----------------------------------
Benjamin C. Bradlee, Director                      Barbara Scott Preiskel, Director

   /S/ James E. Burke                                 /S/ William J. Ruane
- ---------------------------------                  -----------------------------------
James E. Burke, Director                           William J. Ruane, Director

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
   /S/ Martin Cohen                                   /S/ Richard D. Simmons
- ---------------------------------                  -----------------------------------
Martin Cohen, Director                             Richard D. Simmons, Director

   /S/ George J. Gillespie                            /S/ George W. Wilson
- ---------------------------------                  -----------------------------------
George J. Gillespie, III, Director                 George W. Wilson, Director